Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share
The common stock issuable upon the conversion or exercise of the following dilutive securities has been excluded from the diluted net loss per share attributable to common stockholders calculation because their effect would have been antidilutive for the periods presented:

	DECEMBER 31,
	2012	2013	2014
Convertible preferred stock	5,818,356	9,769,422
Options to purchase common stock	634,455	1,463,747	1,907,091
Warrants to purchase convertible preferred stock	—	1,975,532	—
	6,452,811	13,208,701	1,907,091